UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 5, 2024

PRAXIS PRECISION MEDICINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39620	47-5195942
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Praxis Precision Medicines, Inc.
99 High Street, 30th Floor
Boston, Massachusetts 02110
(Address of principal executive offices, including zip code)
(617) 300-8460
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PRAX	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 5, 2024, Praxis Precision Medicines, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the amendment and restatement of the Company’s 2020 Stock Option and Incentive Plan to increase the total number of shares of common stock available for issuance under the plan by 870,000 shares (as amended and restated, the “Amended 2020 Plan”).
For a description of the material terms of the Amended 2020 Plan, see “Summary of the Material Terms of the Amended 2020 Plan” under “Proposal No. 3 Approval of the Amendment and Restatement of the 2020 Stock Option and Incentive Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 26, 2024 (the “Proxy Statement”), which description is incorporated herein by reference. The descriptions of the Amended 2020 Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the Amended 2020 Plan, a copy of which is filed hereto as Exhibit 10.1.
Item 5.07 Submission of Matters to a Vote of Security Holders.
As noted above, the Company’s Annual Meeting was held on June 5, 2024, at which a quorum was present. The Company held its Annual Meeting to consider and vote on the four proposals set forth below, each of which is described in greater detail in the Proxy Statement. The final voting results are set forth below.
Proposal 1 – Election of Class I Directors
The Company’s stockholders elected Dean Mitchell and Jill DeSimone to serve as Class I members of the Board of Directors of the Company (the “Board”) until the Company’s 2027 annual meeting of stockholders and until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal, with the votes cast as follows:

Class I Director Nominees	Votes For	Votes Withheld	Broker Non-Vote
Dean Mitchell	11,067,526	3,114,657	1,124,424
Jill DeSimone	10,861,923	3,320,260	1,124,424
Proposal 2 – Ratification of Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm
The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, with the votes cast as follows:

Votes For	Votes Against	Abstain	Broker Non-Vote
15,288,730	15,957	1,920	0
Proposal 3 - Amendment and Restatement of the 2020 Stock Option and Incentive Plan
The Company’s stockholders approved the amendment and restatement of the Company’s 2020 Stock Option and Incentive Plan, with the votes cast as follows:

Votes For	Votes Against	Abstain	Broker Non-Vote
9,080,631	5,097,843	3,709	1,124,424
Proposal 4 – Advisory Vote on Executive Compensation
The Company’s stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers, with the votes cast as follows:

Votes For	Votes Against	Abstain	Broker Non-Vote
10,040,059	4,137,994	4,130	1,124,424
No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	Praxis Precision Medicines, Inc. 2020 Stock Option and Incentive Plan, as amended and restated.

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRAXIS PRECISION MEDICINES, INC.

Date: June 6, 2024	By:	/s/ Marcio Souza
Marcio Souza
Chief Executive Officer